UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 30, 2023
(Date of earliest event reported)
LABORATORY CORPORATION OF AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street
Burlington,	North Carolina	27215
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number including area code) 336-229-1127
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act.
Title of Each Class            Trading Symbol            Name of exchange on which registered
Common Stock, $0.10 par value        LH                New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported, on June 30, 2023 (the “Distribution Date”) at 11:59 p.m., Burlington, North Carolina time, Laboratory Corporation of America Holdings (the “Company,” “Labcorp” or “LCAH”) completed the previously announced separation (the “spinoff”) of Fortrea Holdings Inc. (“Fortrea”) from the Company in accordance with the Separation and Distribution Agreement, dated June 29, 2023, between the Company and Fortrea.

The spinoff of Fortrea from Labcorp was achieved through the Company’s pro-rata distribution of 100% of the outstanding shares of Fortrea common stock to holders of record of Labcorp common stock. Each holder of record of Labcorp common stock received one share of Fortrea common stock for every share of Labcorp common stock held at 5:00 p.m., Burlington, North Carolina time, on June 20, 2023, the record date for the distribution. On July 3, 2023, Fortrea’s common stock began trading on the NASDAQ Stock Market under the ticker symbol “FTRE.”

This Amendment No. 1 amends the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 3, 2023 (the “Original Form 8-K”) that reported the completion of the spinoff. The Original Form 8-K did not include the unaudited pro forma financial information of the Company reflecting the performance of the Company’s businesses after giving effect to the spinoff. This Amendment No. 1 to the Original Form 8-K is being filed to include such pro forma financial information as required under Item 9.01(b) of Form 8-K.

Labcorp no longer consolidates Fortrea into its financial results. In connection with the spinoff, the historical results of Fortrea and certain assets and liabilities included in the spinoff will be reported in Labcorp’s consolidated financial statements as discontinued operations beginning in the second quarter of 2023.

Unaudited pro forma financial information included in this Amendment No. 1 to the Original Form 8-K has been presented to illustrate the estimated effects of the spinoff and is not necessarily indicative of the results of operations that Labcorp would have achieved had the spinoff been completed as of the dates indicated or of the results that may be obtained in the future.

Item 9.01	Financial Statements and Exhibits

(b) Pro forma financial information

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.1 to this Amendment No. 1 to the Original Form 8-K and is incorporated herein by reference:

•Unaudited Condensed Consolidated Pro Forma Statement Balance Sheet as of March 31, 2023.

•Unaudited Condensed Consolidated Pro Forma Statements of Operations for the three months ended March 31, 2023 and each of the years ended December 31, 2022, 2021 and 2020.

•Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.

(d) Exhibits

The following exhibits are filed with this Amendment No. 1 to the Original Form 8-K:

Exhibit	Exhibit Name
Exhibit 99.1	Laboratory Corporation of America Holdings Unaudited Condensed Consolidated Pro Forma Financial Information
Exhibit 104	The cover page from this Amendment No. 1 to the Original Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ SANDRA VAN DER VAART
Sandra van der Vaart
Executive Vice President, Chief Legal Officer and Corporate Secretary

July 7, 2023